SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                  ---------------------------------------------



                                 FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                  ---------------------------------------------

DATE OF REPORT:   November 17, 2003
DATE OF EARLIEST EVENT REPORTED:   September 16, 2003

                     ALPHASTAR INSURANCE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

      Bermuda                    000-23427                NOT APPLICABLE
   (State or other        (Commission File Number)       (I.R.S. Employer
   jurisdiction of                                      Identification Number)
   incorporation or
     organization)

                    THE MECHANICS BUILDING, THIRD FLOOR
                              12 CHURCH STREET
                          HAMILTON, HM 11, BERMUDA
                  (Address of principal executive offices)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (441) 295-7556

     On September 26, 2003, AlphaStar Insurance Group Limited (the "Company") filed a Certification and Notice of Termination of Registration under Section 12(g) of the Securities Exchange Act of 1934 (the "'34 Act") on Form 15 ("Form 15") with the Securities and Exchange Commission, pursuant to which it requested a termination of the registration of its Ordinary Shares. Notwithstanding the filing of the Form 15, one effect of which is to curtail the Company's future obligations to make disclosures pursuant to the '34 Act, the Company has determined to file this report on Form 8-K/A in a good faith attempt to ensure compliance with any such disclosure obligations that may have predated the filing of the Form 15. The filing of this report on Form 8-K/A is not intended to have any effect inconsistent with the Company's prior filing of the Form 15.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     On November 3, 2003, the Company filed a Current Report on Form 8-K (the "Original Filing") to announce that the auditor-client relationship between the Company and KPMG LLP ("KPMG"), the Company's former accountants, has ceased. The Original Filing is incorporated herein by reference.

     This amendment to the Original Filing is being filed to include a letter by KPMG, dated November 14, 2003, relating to its concurrence or disagreement with the statements set forth in Item 4 of the Original Filing. A copy of the letter is attached hereto as Exhibit 16.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

          16.1.  Letter from KPMG LLP, dated November 14, 2003

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 17, 2003

                             ALPHASTAR INSURANCE GROUP LIMITED




                             By  /s/ Stephen A. Crane
                               -------------------------------------
                               Stephen A. Crane
                               Chairman, President &
                               Chief Executive Officer